Exhibit 10.4


                                  HOLLIS-EDEN, INC.

                                1996 STOCK OPTION PLAN

                                ADOPTED APRIL 16, 1996

          1.   PURPOSES.

               (a)  The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the

          Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

               (b)  The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or

          Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants,

          and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

               (c)  The Company intends that the Options issued under the

          Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock

          Options or Nonstatutory Stock Options.  All Options shall be separately designated Incentive Stock Options or Nonstatutory

          Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of

          Option.

          2.   DEFINITIONS.

               (a)  "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

               (b)  "BOARD" means the Board of Directors of the Company.

               (c)  "CODE" means the Internal Revenue Code of 1986, as

          amended.

               (d)  "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

               (e)  "COMPANY" means Hollis-Eden, Inc., a Delaware

          corporation.

               (f)  "CONSULTANT" means any person, including an advisor,

          engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

               (g)  "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR

          CONSULTANT" means that the service of an individual to the

          Company, whether as an Employee, Director or Consultant, is not interrupted or terminated.  The Board, in its sole discretion,

          may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of:

          (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or

          (ii) transfers between the Company, Affiliates or their

          successors.

               (h)  "DIRECTOR" means a member of the Board.

               (i)  "DISINTERESTED PERSON" means a Director who is

          considered to be a "disinterested person" in accordance with

          Rule 16b-3, or any other applicable rules, regulations or

          interpretations of the Securities and Exchange Commission.

               (j)  "EMPLOYEE" means any person, including Officers and

          Directors, employed by the Company or any Affiliate of the

          Company.  Neither service as a Director nor payment of a

          director's fee by the Company shall be sufficient to constitute

          "employment" by the Company.

               (k)  "EXCHANGE ACT" means the Securities Exchange Act of

          1934, as amended.

               (l)  "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows:

                    (1)  If the common stock is listed on any established

          stock exchange or a national market system, including without limitation the National Market of The Nasdaq Stock Market, the

          Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                    (2)  If the common stock is quoted on The Nasdaq Stock

          Market (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of

          determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                    (3)  In the absence of an established market for the

          common stock, the Fair Market Value shall be determined in good faith by the Board.

               (m)  "INCENTIVE STOCK OPTION" means an Option intended to

          qualify as an incentive stock option within the meaning of

          Section 422 of the Code and the regulations promulgated

          thereunder.

               (n)  "NONSTATUTORY STOCK OPTION" means an Option not

          intended to qualify as an Incentive Stock Option.

               (o)  "OFFICER" means a person who is an officer of the

          Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (p)  "OPTION" means a stock option granted pursuant to the

          Plan.

               (q)  "OPTION AGREEMENT" means a written agreement between

          the Company and an Optionee evidencing the terms and conditions of an individual Option grant.  Each Option Agreement shall be subject to the terms and conditions of the Plan.

               (r)  "OPTIONEE" means a person who holds an outstanding

          Option.

               (s)  "PLAN" means this Hollis-Eden 1996 Stock Option Plan.

               (t)  "RULE 16B-3" means Rule 16b-3 of the Exchange Act or

          any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          3.   ADMINISTRATION.

               (a)  The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

               (b)  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                    (1)  To determine from time to time which of the

          persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the

          provisions of each Option granted (which need not be identical),

          including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

                    (2)  To construe and interpret the Plan and Options

          granted under it, and to establish, amend and revoke rules and regulations for its administration.  The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                    (3)  To amend the Plan or an Option as provided in

          Section 11.

                    (4)  Generally, to exercise such powers and to perform

          such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

               (c)  The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the

          "Committee"), all of the members of which Committee shall be

          Disinterested Persons.  If administration is delegated to a

          Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall

          thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.  Additionally, prior to the date of the first registration of an equity security of the Company under

          Section 12 of the Exchange Act, and notwithstanding anything to the contrary contained herein, the Board may delegate

          administration of the Plan to a committee of one or more members of the Board and the term "Committee" shall apply to any person or persons to whom such authority has been delegated.

          Notwithstanding anything in this Section 3 to the contrary, the

          Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who are not then subject to Section 16 of the Exchange

          Act.

               (d)  Any requirement that an administrator of the Plan be a

          Disinterested Person shall not apply (i) prior to the date of the first registration of an equity security of the Company under

          Section 12 of the Exchange Act, or (ii) if the Board or the

          Committee expressly declares that such requirement shall not apply.  Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

          4.   SHARES SUBJECT TO THE PLAN.

               (a)  Subject to the provisions of Section 10 relating to

          adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate five hundred thousand (500,000) shares of the Company's common stock.

          If any Option shall for any reason expire or otherwise terminate,

          in whole or in part, without having been exercised in full, the stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

               (b)  The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

          5.   ELIGIBILITY.

               (a)  Incentive Stock Options may be granted only to

          Employees.  Nonstatutory Stock Options may be granted only to

          Employees, Directors or Consultants.  No Option shall be granted,

          however, if the grant of such Option or the issuance of shares of the Company s common stock pursuant to such Option does not qualify for exemption from the securities qualification

          requirements of the California Corporations Code.

               (b)  A Director shall in no event be eligible for the

          benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Options may be granted, or in the determination of the number of shares which may be covered by Options granted to the Director:  (i) the Board has delegated its discretionary authority over the Plan to a

          Committee which consists solely of Disinterested Persons; or

          (ii) the Plan otherwise complies with the requirements of Rule

          16b-3.  The Board shall otherwise comply with the requirements of

          Rule 16b-3.  This subsection 5(b) shall not apply (i) prior to the date of the first registration of an equity security of the

          Company under Section 12 of the Exchange Act, or (ii) if the

          Board or Committee expressly declares that it shall not apply.

               (c)  No person shall be eligible for the grant of an

          Incentive Stock Option if, at the time of grant, such person owns

          (or is deemed to own pursuant to Section 424(d) of the Code)

          stock possessing more than ten percent (10%) of the total

          combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such

          Incentive Stock Option is at least one hundred ten percent (110%)

          of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the

          expiration of five (5) years from the date of grant.

          6.   OPTION PROVISIONS.

               Each Option shall be in such form and shall contain such

          terms and conditions as the Board shall deem appropriate.  The provisions of separate Options need not be identical, but each

          Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

               (a)  TERM.  No Option shall be exercisable after the

          expiration of ten (10) years from the date it was granted.

               (b)  PRICE.  The exercise price of each Incentive Stock

          Option shall be not less than one hundred percent (100%) of the

          Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory

          Stock Option shall be determined by the Board, but not less than fifty percent (50%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.  Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a

          Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such

          Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section

          424(a) of the Code.

               (c)  CONSIDERATION.  The purchase price of stock acquired

          pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the

          Board or the Committee, at the time of the grant of the Option,

          (A) by delivery to the Company of other common stock of the

          Company, (B) according to a deferred payment arrangement, except that payment of the common stock's "par value" (as defined in the

          Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement (which may include, without

          limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to

          subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

                    In the case of any deferred payment arrangement,

          interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

               (d)  TRANSFERABILITY.  An Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person.  The person to whom the Option is granted may, by delivering written notice to the

          Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

               (e)  VESTING.  The total number of shares of stock subject to an Option may, but need not, be allotted in periodic

          installments (which may, but need not, be equal).  The Option

          Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest")

          with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised.  The

          Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate.

          The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an

          Option may be exercised.

               (f)  SECURITIES LAW COMPLIANCE.  The Company may require any

          Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option,

          (1) to give written assurances satisfactory to the Company as to the Optionee s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser

          representative, the merits and risks of exercising the Option;

          and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the

          Option for such person s own account and not with any present intention of selling or otherwise distributing the stock.  The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the

          Securities Act of 1933, as amended (the  Securities Act ), or

          (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The

          Company may require the Optionee to provide such other

          representations, written assurances or information which the

          Company shall determine is necessary, desirable or appropriate to comply with applicable securities and other laws as a condition of granting an Option to such Optionee or permitting the Optionee to exercise such Option.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of stock.

               (g)  TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR

          OR CONSULTANT.  In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three

          (3) months after the termination of the Optionee's Continuous

          Status as an Employee, Director or Consultant, or such longer or shorter period specified in the Option Agreement, or (ii) the expiration of the term of the Option as set forth in the Option

          Agreement.  If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

               (h)  DISABILITY OF OPTIONEE.  In the event an Optionee's

          Continuous Status as an Employee, Director or Consultant

          terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or

          (ii) the expiration of the term of the Option as set forth in the

          Option Agreement.  If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan.  If,

          after termination, the Optionee does not exercise his or her

          Option within the time specified herein, the Option shall

          terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

               (i)  DEATH OF OPTIONEE.  In the event of the death of an

          Optionee during, or within a period specified in the Option

          Agreement after the termination of, the Optionee's Continuous

          Status as an Employee, Director or Consultant, the Option may be

          exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen

          (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option

          Agreement.  If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan.  If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

               (j)  EARLY EXERCISE.  The Option may, but need not, include a provision whereby the Optionee may elect at any time while an

          Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option.  Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

               (k)  RIGHT OF REPURCHASE.  The Option may, but need not,

          include a provision whereby the Company may elect, prior to the date of the first registration of an equity security of the

          Company under Section 12 of the Exchange Act, to repurchase all or any part of the vested shares exercised pursuant to the Option on such terms as the Board deems appropriate.

               (l)  RIGHT OF FIRST REFUSAL.  The Option may, but need not,

          include a provision whereby the Company may elect, prior to the date of the first registration of an equity security of the

          Company under Section 12 of the Exchange Act, to exercise a right of first refusal following receipt of notice from the Optionee of the intent to transfer all or any part of the shares exercised pursuant to the Option.

               (m)  WITHHOLDING.  To the extent provided by the terms of an

          Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such

          Option by any of the following means or by a combination of such means:  (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the Optionee as a result of the exercise of the

          Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

          7.   COVENANTS OF THE COMPANY.

               (a)  During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

               (b)  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the

          Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

          8.   USE OF PROCEEDS FROM STOCK.

               Proceeds from the sale of stock pursuant to Options shall

          constitute general funds of the Company.

          9.   MISCELLANEOUS.

               (a)  The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to

          subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

               (b)  Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

               (c)  Throughout the term of any Option, to the extent

          required by applicable law, the Company shall deliver to the holder of such Option, not later than one hundred twenty (120)

          days after the close of each of the Company's fiscal years during the Option term, a balance sheet and an income statement.  This section shall not apply when issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

               (d)  Nothing in the Plan or any instrument executed or

          Option granted pursuant thereto shall confer upon any Employee,

          Director, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the

          Company or any Affiliate to terminate the employment of any

          Employee, with or without cause, to remove any Director as provided in the Company's By-Laws and the provisions of the

          General Corporation Law of the State of Delaware, or to terminate the relationship of any Consultant in accordance with the terms of that Consultant's agreement with the Company or Affiliate to which such Consultant is providing services.

               (e)  To the extent that the aggregate Fair Market Value

          (determined at the time of grant) of stock with respect to which

          Incentive Stock Options are exercisable for the first time by any

          Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars

          ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

               (f)  The Board or the Committee shall have the authority to effect, at any time and from time to time (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of common stock, but having an exercise price per share not less than fifty percent (50%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an

          Incentive Stock Option or, in the case of an Incentive Stock

          Option granted to a ten percent (10%) stockholder (as defined in subsection 5(c)), not less than one hundred and ten percent

          (110%) of the Fair Market Value) per share of common stock on the new grant date.

          10.  ADJUSTMENTS UPON CHANGES IN STOCK.

               (a)  If any change is made in the stock subject to the Plan,

          or subject to any Option (through merger, consolidation,

          reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend,

          combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a), and the outstanding Options will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding

          Options.  Such adjustments shall be made by the Board or

          Committee, the determination of which shall be final, binding and conclusive.  (The conversion of any convertible securities of the

          Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

               (b)  In the event of:  (1) a dissolution, liquidation, or

          sale of all or substantially all of the assets of the Company;

          (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section

          13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of

          Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then to the extent

          permitted by applicable law:  (i) any surviving or acquiring corporation shall assume any Options outstanding under the Plan or shall substitute similar Options (including an option to acquire the same consideration paid to the stockholders in the transaction described in this subsection 10(b)) for those

          outstanding under the Plan, or (ii) in the event any surviving or acquiring corporation refuses to assume such Options, or to substitute similar options for those outstanding under the Plan,

          then, with respect to Options held by persons then performing services as Employees, Directors or Consultants, the time during which such Option may be exercised shall be accelerated prior to such event and the Options terminated if not exercised after such acceleration and at or prior to such event.

          11.  AMENDMENT OF THE PLAN AND OPTIONS.

               (a)  The Board at any time, and from time to time, may amend the Plan.  However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be

          effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                    (1)  Increase the number of shares reserved for Options

          under the Plan;

                    (2)  Modify the requirements as to eligibility for

          participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

                    (3)  Modify the Plan in any other way if such

          modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

               (b)  The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-

          based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

               (c)  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

               (d)  Rights and obligations under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

               (e)  The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights and obligations under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

          12.  TERMINATION OR SUSPENSION OF THE PLAN.

               (a)  The Board may suspend or terminate the Plan at any

          time.  Unless sooner terminated, the Plan shall terminate ten

          (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is

          earlier.  No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

               (b)  Rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Option was granted.

          13.  EFFECTIVE DATE OF PLAN.

               The Plan shall become effective as determined by the Board,

          but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the

          Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.